UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 12, 2016

Date of Report (Date of earliest event reported)

PhotoMedex, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

(610) 208-1991 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On April 12, 2016, PhotoMedex, Inc. (“PHMD” or the “Company”) (NasdaqC and TASE: PHMD) issued a notice (the “Notice”) to DS Healthcare Group, Inc. (“DSKX”). The Company and its subsidiaries, Radiancy, Inc. (“Radiancy”) and PhotoMedex Technology, Inc. (“P-TECH”, together with PHMD and Radiancy, the “PHMD Group”), had entered into Agreements and Plans of Merger and Reorganization (the “Agreements”) with DSKX and its subsidiaries on February 19, 2016. Under those Agreements, the Company’s two subsidiaries were to merge with two subsidiaries of DSKX; as a result, DSKX would become the holding company for Radiancy and P-TECH, while the Company would become the majority shareholder in DSKX. Those Agreements and the pending transaction were reported in a Current Report on Form 8-K filed by the Company on February 22, 2016.

The Notice states that, based upon the disclosures set forth in DSKX’s Current Report on Form 8-K filed on March 23, 2016 and subsequent press releases and filings by DSKX with the United States Securities and Exchange Commission (collectively, the “DSKX Public Disclosure”), DSKX is in material breach of various representations, warranties, covenants and agreements set forth in the Agreements; had failed to provide to the Company the information contained in the DSKX Public Disclosures during the discussions relating to the negotiation and execution of the Agreements; and continues to be in material breach under the Agreements. As a result, the conditions precedent to the closing of these transactions as set forth in the Agreements may not be able to occur.

The Notice also declares that the Company reserves all its rights and remedies under the Agreements, including, without limitation, the right to terminate the Agreements and collect a termination fee from DSKX of $3.0 million. The Notice further asserts that the Company regards certain provisions of the Agreements to have been waived by DSKX and to no longer be in effect, including the non-solicitation and no-shop provisions, negative covenants, and termination events, as applicable solely to the PHMD Group, as well as the payment of any termination fee by PHMD to DSKX. Finally, the Notice provides that the Company has the right to terminate the Agreements to pursue, consider and enter into any acquisition proposal or other transaction without the payment of fees and expenses to DSKX.

The foregoing descriptions of the Notice and Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Notice, which is attached hereto as Exhibit 99.1, and the Agreements which were attached to the Company’s Current Report on Form 8-K as filed on February 22, 2016, all of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

99.1	Notice dated April 12, 2016 from PhotoMedex, Inc., Radiancy, Inc., and PhotoMedex Technology, Inc. to DS Healthcare Group, Inc.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations of PHMD and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected benefits of a potential combination of PHMD and DSKX, including the expected effect of the Mergers on PHMD’s and DSKX’s financial results and profile (e.g., earnings per share and synergies); the anticipated benefits of geographic diversity that would result from the Mergers and the expected results of PHMD’s and DSKX’s product portfolios; expectations about future business plans, prospective performance and opportunities; required regulatory approvals and the expected timing of the completion of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the timing to consummate a potential transaction between PHMD and DSKX; (b) the ability and timing to obtain required regulatory approvals and satisfy or waive other closing conditions; (c) the possibility that the Mergers do not close when expected or at all; or that the companies may be required to modify aspects of the Mergers to achieve regulatory approval; (d) the ability of DSKX to promptly and effectively integrate the respective businesses of Radiancy and P-TECH; (e) the requirement to satisfy closing conditions to the Mergers as set forth in the Merger Agreements; (f) the outcome of any legal proceedings that may be instituted in connection with the transaction; (g) the ability to retain certain key employees of Radiancy or Photomedex Technology; (h) that there may be a material adverse change affecting PHMD or DSKX, or the respective businesses of PHMD or DSKX may suffer as a result of uncertainty surrounding the transaction; (i) that PHMD may enter into a transaction with a third party in connection with Radiancy and P-TECH; (j) that PHMD may become subject to litigation in connection with the Mergers; and (k) the risk factors disclosed in PHMD’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, which PHMD filed on April 7, 2016. Forward-looking statements reflect PHMD’s management’s analysis as of the date of this Current Report on Form 8-K, even if subsequently made available PHMD on its website or otherwise. PHMD does not undertake to revise these statements, whether written or oral, that may be made from time to time to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where You Can Find It

This Current Report on Form 8-K is not a solicitation of a proxy from any stockholder of PHMD. In connection with the Merger Agreements, DSKX and PHMD intend to file relevant materials with the SEC, including proxy statements by each of PHMD and DSKX. Investors and security holders are urged to read these materials and any other relevant documents filed with the SEC when they become available because they will contain important information about PHMD, DSKX and the proposed transaction. The proxy statements, and other relevant materials (when they become available), and any other documents filed by PHMD or DSKX with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders of PHMD may obtain free copies of the documents filed with the SEC by directing such request to PHMD at 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, Attention: Corporate Secretary, or by telephone at (215) 619-3600.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

PHMD and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transactions. Certain executive officers and directors of PHMD have interests in the transaction that may differ from the interests of stockholders generally. Information about PHMD’s directors and executive officers is available in PHMD’s Annual Report on Form 10-K, which PHMD filed on April 7, 2016. These interests will be described in the proxy statement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Dated: April 12, 2016

	By:	/s/ Dolev Rafaeli
Dolev Rafaeli
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice dated April 12, 2016 from PhotoMedex, Inc., Radiancy, Inc., and PhotoMedex Technology, Inc. to DS Healthcare Group, Inc.